Property, plant and equipment - Schedule of Property, plant and equipment (Tables)	12 Months Ended
Dec. 31, 2025
HMH Holding BV And Subsidiaries [Member]
Property, Plant, and Equipment [Line Items]
Schedule Of Property, Plant And Equipment
Property, plant and equipment consisted of the following as of December 31, 2025 and 2024:

	2025	2024
Buildings and land	$162,275	$151,638
Machinery, equipment and software	102,600	85,822
Assets under construction	3,315	3,317

Total cost	$268,190	$240,777

Less: Accumulated depreciation	(67,372)	(42,093)

Property, plant and equipment, net	$200,818	$198,684

Depreciation expense relating to property, plant and equipment was $18.1 million and $18.7 million for the years ended December 31, 2025 and 2024, respectively, and was recorded in the consolidated statements of income within cost of sales and selling, general and administrative expenses.